UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 10, 2018, Mellanox Technologies, Ltd. published a notice regarding its Annual General Meeting as an advertisement in newspapers in Israel, an English translation of which follows.

MELLANOX TECHNOLOGIES, LTD.

(the “Company”)

Notice is hereby given that an Annual General Meeting of Shareholders of the Company will be held on Wednesday, July 25, 2018 at 5:00 p.m. (Israel time), at the Company’s offices at 8B Habarzel Street, Tel Aviv, Israel (the “Annual General Meeting”). If within half an hour from the time appointed for the Annual General Meeting a quorum is not present, the meeting will stand adjourned for one week, at the same hour and place, without any further notification to shareholders.

On the agenda:

1.	To elect eleven directors to hold office until the Company’s 2019 annual general meeting, or until their respective successors have been elected and have qualified, or their earlier death, resignation or removal;

2.	To approve the 2018 performance-based cash incentive award to Eyal Waldman, the Company’s CEO, which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018 and which will be measured and paid, if earned, in 2019;

3.	To approve the grant to Mr. Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”), if approved by the Company’s shareholders;

4.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers;

5.	To approve the Third Restated Plan making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares;

6.	To approve cash compensation in the amount of $7,520.55 and the vesting of an additional 700 restricted share units previously granted to each of the Company’s directors Steve Sanghi and Umesh Padval, as compensation for their services as directors during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018;

7.	To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize the Company’s audit committee to determine the Company’s accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services; and

8.	To transact any other business as may properly come before the meeting, including providing management’s report on the Company’s business for the year ended December 31, 2017 (including discussion regarding the Company’s 2017 consolidated financial statements), or any adjournment or postponement of the meeting.

Pursuant to Section 182(c) of the Israeli Companies Law-1999, Regulation 3 of the Israeli Companies Regulations (Voting in Writing and Notice of Position), 5766-2005 and Regulation 7 of the Israeli Companies Regulations (Relief for Companies whose Securities are Listed on a Stock Exchange Outside of Israel), 5760-2000, the record date for the entitlement of a shareholder to attend and vote at the Annual General Meeting is Monday June 25, 2018.

The items of business to be transacted at the Annual General Meeting are fully described in the preliminary proxy statement relating to the Annual General Meeting initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 9, 2018, a copy of which is available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx. The definitive proxy statement with respect to the Annual General Meeting and any solicitation materials will be filed with the SEC and will be available free of charge in the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx.

It should be noted that prior to the Annual General Meeting the Company will be holding an extraordinary general meeting of shareholders on May 24, 2018 (the “Extraordinary General Meeting”). The items of business to be transacted at the Extraordinary General Meeting are as follows: (1) approval of a plurality voting standard in a contested election of directors; and (2) approval of a requirement for the use of universal proxy cards in a contested election of directors. For additional information with respect to the items of business to be transacted at the Extraordinary General Meeting, see the definitive proxy statement relating to the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2018, a copy of which is available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx.

It should be clarified that the provisions of the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Companies and Adding Subjects to the Agenda), 5760-2000, with respect to the publication of notices in Israeli newspapers are not applicable to the Company.

Sincerely,

Mellanox Technologies, Ltd.

Important Additional Information and Where You Can Find It

The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Extraordinary General Meeting and the Annual General Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s preliminary proxy statement for the Annual General Meeting, filed with the SEC on May 9, 2018 and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after May 9, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement for its annual general meeting, including the schedules and appendices thereto.

The Company has furnished or intends to furnish its definitive proxy statements and WHITE proxy cards for the Extraordinary General Meeting and the Annual General Meeting to each shareholder entitled to delivery of a proxy, and has filed or intends to file such definitive proxy statements and WHITE proxy cards with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENTS (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), ACCOMPANYING WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statements, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge at https://www.stockholderdocs.com/mlnx or by contacting the Company’s proxy solicitor, Mackenzie Partners, Inc. at mlnxproxy@mackenziepartners.com.